SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 5, 1996


                           INDUSTRIAL BANCORP, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                     OHIO
                ----------------------------------------------
                (State or other jurisdiction of incorporation)



            0-26248                             31-1800830
     ---------------------                -----------------------
     (Commission File No.)                (IRS Employer I.D. No.)



                211 North Sandusky Street, Bellevue, Ohio 44811
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)



                                (419) 483-3375
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

Item 1.     Changes in Control of Registrant.

            Not applicable.


Item 2.     Acquisition or Disposition of Assets.

            Not applicable


Item 3.     Bankruptcy or Receivership.

            Not applicable.


Item 4.     Changes in Registrant's Certifying Accountant.

            Not applicable.


Item 5.     Other Events.

     On August 5, 1996, Lawrence R. Rhoades announced his retirement as Chief Executive Officer of Industrial Bancorp, Inc. (the "Company"), effective on such date. David M. Windau, the Company's President, was appointed Chief Executive Officer by the Board of Directors of the Company, also effective on August 5, 1996. Mr. Rhoades will continue to serve as the Company's Chairman and Chief Financial Officer.


Item 6.     Resignations of Registrant's Directors.

            Not applicable.


Item 7.     Financial Statements and Exhibits.

            Exhibit 99.1  Press Release

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    INDUSTRIAL BANCORP, INC.



                                    By: David M. Windau, President


Date: October 21, 1996